Annual Report
Small-Cap
Value
Fund
December 31, 2002

T. Rowe Price(registered trademark) (registered trademark)


REPORTHIGHLIGHTS
--------------------------------------------------------------------------------

Small-Cap Value Fund

o The stock market fell for a third consecutive year despite a strong fourth-quarter rally.

o The fund's returns were negative for both the 6- and 12-month periods, but fared much better than its small-cap benchmarks.

o Our strategy in the second half of 2002 was to invest our cash reserves and add to holdings in technology and biotech.

o In my opinion, the worst is behind us. The backdrop of easy money and expansive fiscal policy has provided fertile ground for a pickup in economic activity and a rebound in corporate profits.


     REPORTS ON THE WEB

     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.


Fellow Shareholders

The stock market finally rallied in the fourth quarter of 2002, but the rise in prices only managed to cut into-not eliminate-declines experienced over the summer. For the second half of the year, the S&P 500 Index fell 10.3%, while most other indices fared worse.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------

Small-Cap Value Fund                               -11.09%               -1.76%

Small-Cap Value Fund-

Advisor Class                                       -11.20                -2.02

Russell 2000 Index                                  -16.56               -20.48

Lipper Small-Cap Core

Funds Index                                         -14.61               -19.23

Lipper Small-Cap Value

Funds Index                                         -14.27               -11.20

S&P 500 Stock Index                                 -10.30               -22.10

--------------------------------------------------------------------------------

     There were many reasons for the market's poor showing, including concern about possible war in the Middle East (and the potential for a new energy crisis), continued fallout from corporate accounting scandals, and slower than expected economic growth leading to higher unemployment. Less quantifiable, but no less real, was a lack of enthusiasm for equities among a broad group of investors who, having been burned following the bubble of 2000, turned to bonds, real estate, and cash investments. The Small-Cap Value Fund returned -11.09% during the second half. Following a very difficult third quarter (-17.05%), the fund rose 7.18% in the fourth quarter, almost enough to get back to even for the year. While I dislike not making money for the year, I'm satisfied that our value-based strategy protected shareholders relatively well, given the bad stock market. The fund's six-month loss was far less severe than our small-cap benchmarks. For the 12-month period, the fund significantly outperformed its peers and the market yardsticks. Results for Advisor Class shares were marginally lower because of a slightly higher expense ratio, but were still well ahead of the benchmarks.

     Within the small-cap sector, growth stocks performed slightly better than value stocks in the second half, thanks to their stronger fourth-quarter rebound. Still, value finished the year way ahead of growth, as noted below.


Small-Cap Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended 12/31/02            3 Months        6 Months            12 Months
--------------------------------------------------------------------------------

Russell 2000 Growth Index         7.51%            -15.63%              -30.26%

Russell 2000 Value Index          4.92              -17.42               -11.43
--------------------------------------------------------------------------------

     In the June report to shareholders, I addressed the rise (September 1998 to March 2000) and fall (March 2000 to June 2002) of small-cap growth stocks and wrote, "The market has brutally redressed the imbalances that developed during 1999 and early 2000 in small growth stocks." In my view, the fact that small growth stocks outperformed small value in the past six months-in the midst of an ongoing bear market-suggests a possible change in market leadership. Many small-cap growth stocks now sell at valuations quite close to those of traditional small-cap value stocks, even though by such measures as growth and profitability they are superior companies. If we return to the average valuation differentials that have historically existed between these groups of companies, small growth is poised to out-perform small-cap value in the months ahead.

PORTFOLIO ACTIVITY

     Our portfolio strategy during the second half of 2002 had two key components: invest our cash reserves as the falling market presented bargains, and shift some of the buying into traditional growth sectors such as technology and biotech. We successfully accomplished the first objective, purchasing a net $124 million in stock, and working our net reserves position down from 9.4% in June to 3.4% in December.

     Exar and Diversa, two of our largest second-half purchases, exemplify the pursuit of objective two. Exar is a small, California-based semiconductor manufacturer that makes analog and mixed-signal components used in advanced telecommunications equipment. Two years ago, at the peak of the technology bubble, Exar sold for more than $60 per share, close to 100 times earnings, 20 times revenues, and 4.5 times book value. At its low in October, Exar's shares traded below $11, which was 6.5 times depressed revenues and less than book value.

     Diversa is a San Diego-based company employing novel screening techniques first developed for the biotechnology industry to discover and produce enzymes and molecules for medical and industrial uses. For example, Diversa started producing an enzyme used in animal feed that substantially reduces the phosphorus pollution from animal waste. During the past several months, we bought shares at less than two times book value, a bargain since we estimate the firm's technology and intellectual property position may be worth two or three times its current quote.


Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size

6 Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------

Rayovac

Journal Register

Bedford Property Investors

Scottish Annuity & Life*

Frontier Airlines

McGrath RentCorp

Diversa

Exar*

Florida Rock Industries

Orient-Express*
--------------------------------------------------------------------------------

Ten Largest Sales
--------------------------------------------------------------------------------

XTO Energy

BWAY

iShares Russell 2000 Value

ChemFirst**

FTI Consulting

Chiles Offshore**

Pixelworks**

Analogic

Presidential Life**

Brown and Brown
--------------------------------------------------------------------------------

*    Position added


**   Position eliminated
--------------------------------------------------------------------------------

     Our largest purchase since June was Rayovac, the battery manufacturer. We also added to existing positions in Journal Register (community newspapers), Bedford Property Investors (California REIT), and Denver-based Frontier Airlines. Frontier is a good example of a contrarian investment. The airline industry is undergoing tremendous stress, with two large companies (US Airways and United) already having filed for Chapter 11 bankruptcy protection. Frontier suffered less than most in the industry, but revenues and profits since 9/11 have fallen nonetheless, and at year-end the stock was off 71% from its March 2002 high. Frontier's balance sheet is sound, its competitive position is strengthening, and Frontier is a survivor. We believe the stock has a lot of upside potential in a more normal airline environment. In the last six months, takeovers accounted for three of our 10 largest sales (BWAY, ChemFirst, and Chiles Offshore). We eliminated Presidential Life and Pixelworks due to fundamental concerns.

     We also trimmed four of our largest holdings-XTO Energy, FTI Consulting, Brown and Brown, and Analogic-all were significant performance contributors in 2002.

OUTLOOK

     The broad stock market has declined for three consecutive years. In my opinion, the worst is behind us. Despite a sluggish economy today, the backdrop of easy money and expansive fiscal policy has provided fertile ground for a pickup in economic activity and a rebound in corporate profits. Moreover, we've come through a crisis of confidence relative to corporate behavior and accounting, addressed the key issues with prosecutions and new accounting rules, and hopefully will see a lot less bad news in 2003. The fund's low cash position today reflects my bullish mood toward stocks.

     My view is not universally shared by investors at large. Cash flows in recent months have overwhelmingly gone to bonds and bond funds, and within equities, investors favor value over growth. As a contrarian, I think the crowd is wrong, chasing what has worked in the recent past, and not what will work in the future. As I urged in my last shareholder report, review your own asset mix, rebalance as necessary, and follow a diversified strategy that gives some weight to stocks and bonds, growth and value, domestic and international, and large- and small-caps.

     Respectfully submitted,


     Preston G. Athey
     President of the fund and chairman of its Investment Advisory Committee

     January 17, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

Brown and Brown                                                   2.3%

Landstar Systems                                                  1.6

FTI Consulting                                                    1.6

Sun Communities                                                   1.4

XTO Energy                                                        1.3
--------------------------------------------------------------------------------

East West Bancorp                                                 1.3

Community First Bankshares                                        1.3

ProAssurance                                                      1.2

Rare Hospitality International                                    1.2

Texas Regional Bancshares                                         1.2
--------------------------------------------------------------------------------

Allied Capital                                                    1.1

Kilroy Realty                                                     1.1

Analogic                                                          1.1

Saga Communications                                               1.1

Insituform Technologies                                           1.0
--------------------------------------------------------------------------------

Aaron Rents                                                       1.0

Washington REIT                                                   1.0

Markel                                                            1.0

Bedford Property Investors                                        1.0

Electro Rent                                                      1.0
--------------------------------------------------------------------------------

Thomas Industries                                                 0.9

Gables Residential Trust                                          0.9

Hancock Fabrics                                                   0.9

Owens & Minor                                                     0.9

Ruby Tuesday                                                      0.9
--------------------------------------------------------------------------------

Total                                                            29.3%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


     SMALL-CAPVALUEFUND

                                                     Index                  SCV
     ---------------------------------------------------------------------------

     12/31/92                                       10,000               10,000

     12/31/93                                       11,888               12,330

     12/31/94                                       11,671               12,160

     12/31/95                                       14,992               15,721

     12/31/96                                       17,464               19,590

     12/31/97                                       21,370               25,059

     12/31/98                                       20,826               21,933

     12/31/99                                       25,253               22,194

     12/31/00                                       24,490               26,582

     12/31/01                                       25,099               32,415

     12/31/02                                       19,958               31,845
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods
     Ended                                             Since   Inception
     12/31/02     1 Year     5 Years    10 Years   Inception        Date
     ---------------------------------------------------------------------------

     Small-Cap
     Value Fund   -1.76%        4.91%      12.28%       --          --

     Small-Cap Value
     Fund-Advisor
     Class         -2.02        --          --         12.46%    3/31/00
     ---------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------



Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Value shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------

  NET ASSET VALUE

  Beginning of $   22.66   $   19.14   $   17.62   $   18.97   $   23.40

  Investment activities

     Net investment
     income
     (loss)         0.15        0.17        0.21        0.17        0.25

     Net realized
     and unrealized
     gain (loss    (0.56)       4.00        3.19                 -(3.23)

     Total from
     investment
     activities    (0.41)       4.17        3.40        0.17       (2.98)

     Distributions

     Net investment
     income        (0.14)      (0.17)      (0.20)      (0.17)      (0.25)

     Net realized
     gain          (0.18)      (0.48)      (1.68)      (1.35)      (1.20)

     Total
     distri-
     butions       (0.32)      (0.65)      (1.88)      (1.52)      (1.45)

     Redemption fees
     added to paid-in
     -capital       0.01                    --          --          --

  NET ASSET VALUE

  End of period$   21.94   $   22.66   $   19.14   $   17.62   $   18.97
                  --------------------------------------------------------------

Ratios/Supplemental Data

  Total return^    (1.76)%     21.94%      19.77%       1.19%     (12.47)%

  Ratio of total
  expenses to
  average net
  assets            0.89%       0.89%       0.90%       0.92%       0.87%

  Ratio of net investment
  income (loss) to average
  net assets        0.66%       0.88%       1.06%       0.84%       1.02%

  Portfolio
  turnover rate     12.2%       16.8%       14.4%        7.3%       17.3%

  Net assets, end of period
  (in millions)    $2,395       $2,012     $1,361       $1,262     $1 ,632


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Value-Advisor Class shares


                                  Year                                  3/31/00
                                  Ended                                 Through
                                  12/31/02        12/31/01             12/31/00
--------------------------------------------------------------------------------

  NET ASSET VALUE
  Beginning of period             $22.64            $19.14               $18.23

  Investment activities
     Net investment
     income (loss)                0.14                0.10                 0.10

     Net realized and
     unrealized gain
     (loss)                       (0.60)              4.05                 2.69

     Total from
     investment activities        (0.46)              4.15                 2.79

  Distributions
     Net investment income        (0.14)             (0.17)               (0.20)

     Net realized gains           (0.18)             (0.48)               (1.68)

     Total distributions          (0.32)             (0.65)               (1.88)

  NET ASSET VALUE
  End of period                   $21.86            $22.64               $19.14
                                ------------------------------------------------

  Ratios/Supplemental Data
  Total return^                   (2.02)%            21.84%               15.77%

  Ratio of total expenses to
  average net assets              1.06%               1.05%              0.80%!

  Ratio of net investment
  income (loss) to average
  net assets                      0.64%               0.86%              1.50%!

  Portfolio turnover rate         12.2%               16.8%              14.4%!

  Net assets, end of period
  (in thousands)                $159,030            $25,296             $1,408


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
                                                           December 31, 2002

Portfolio of Investments                                Shares/Par        Value
--------------------------------------------------------------------------------
In thousands

  Common Stocks & Warrants 93.8%

  CONSUMER DISCRETIONARY 16.5%

  Auto Components 0.9%

  Keystone Automotive *                            355,900      $         5,346

  R & B *                                          400,000                4,044

  Shiloh Industries *                              300,000                  675

  Strattec Security *!                             275,000               13,183

                                                                         23,248


  Hotels, Restaurants & Leisure 3.2%

  Applebee's                                       337,500                7,827

  Champps Entertainment *!                         400,000                3,804

  Champps Entertainment, Warrants **_               93,809                    0

  Fresh Choice *!                                  560,000                1,075

  Garden Fresh Restaurant *!                       460,900                4,609

  Orient-Express, Class A *                        350,000                4,725

  Rare Hospitality International *!              1,119,700               30,926

  Ruby Tuesday                                   1,285,500               22,226

  Steak 'N Shake *                                 600,000                6,000

                                                                         81,192


  Household Durables 2.7%

  Chromcraft Revington *!                        1,000,000               13,050

  CSS Industries *!                                620,000               20,522

  Matthews International, Class A                   75,000                1,675

  Rayovac *                                        750,000                9,997

  Skyline !                                        510,800               15,069

  Stanley Furniture *!                             420,200                9,770

                                                                         70,083


  Leisure Equipment & Products 0.5%

  SCP Pool *                                       413,500               12,074

                                                                         12,074


  Media 2.5%

  Courier !                                        420,000               19,253

  Journal Register *                               876,200               15,579

  Obie Media *!                                    441,000                1,459

  Paxson Communications *                          426,600                  879

  Saga Communications, Class A *                 1,454,600               27,637

                                                                         64,807


  Multiline Retail 0.7%

  Fred's, Class A                                  248,800      $         6,394

  Stein Mart *                                   1,842,700               11,241

                                                                         17,635


  Specialty Retail 4.5%

  Aaron Rents, Class A !                           227,500                5,210

  Aaron Rents, Class B !                           981,600               21,477

  Building Materials Holdings !                    900,000               12,870

  Genesco *                                        400,000                7,452

  Hancock Fabrics !                              1,525,000               23,256

  Haverty Furniture                                830,000               11,537

  Hibbett Sporting Goods *                         450,000               10,764

  Rainbow Rentals *!                               401,500                2,088

  S & K Famous Brands *!                           300,300                3,751

  TBC *!                                         1,402,300               16,842

                                                                        115,247


  Textiles, Apparel, & Luxury Goods 1.5%

  Culp *!                                          613,300                5,213

  Cutter & Buck *!                                 750,000                2,813

  Madden Steven *!                               1,000,000               18,070

  Tropical Sportswear
  International *!                                 600,000                5,382

  Unifi *                                        1,039,100                5,455

                                                                         36,933

  Total Consumer Discretionary                                          421,219


  CONSUMER STAPLES 2.1%

  Beverages 0.1%

  Chalone Wine Group *                             300,000                2,472

                                                                          2,472


  Food & Drug Retailing 0.5%

  Casey's General Stores                           424,700                5,186

  Wild Oats Markets *                              763,800                7,882

                                                                         13,068


  Food Products 0.8%

  American Italian Pasta, Class A *                407,200               14,651

  Monterey Pasta *                                 700,000                2,625

  Packaged Ice *!                                1,212,400                1,273

  Sylvan *!                                        292,800                3,013


                                                                         21,562


  Household Products 0.2%

  Oil-Dri !                                        470,000      $         4,009

                                                                          4,009

  Personal Products 0.1%

  Playtex Products *                               300,000                2,964

                                                                          2,964

  Tobacco 0.4%

  Standard Commercial                              500,000                9,050

                                                                          9,050


  Total Consumer Staples                                                 53,125


  ENERGY 5.8%

  Energy Equipment & Services 2.2%

  Atwood Oceanics *                                306,500                9,226

  Carbo Ceramics                                   158,700                5,348

  Compagnie Generale de Geophysique, ADR *         500,000                1,700

  Hydril *                                         300,000                7,071

  Lone Star Technologies *                         508,700                7,575

  TETRA Technologies *!                            737,600               15,762

  Trico Marine Services *                          876,000                2,917

  W-H Energy Services *                            420,000                6,128

                                                                         55,727


  Oil & Gas 3.6%

  3Tec Energy *!                                 1,000,000               14,190

  Encore Aquisition *                            1,100,000               20,262

  Penn Virginia                                    433,300               15,750


  Ultra Petroleum *                                925,000                9,158

  XTO Energy                                     1,350,000               33,345

                                                                         92,705

  Total Energy                                                          148,432


  FINANCIALS 24.4%

  Banks 7.2%

  CoBiz                                            251,700                3,738

  Community First Bankshares                     1,219,100               32,257

  East West Bancorp                                911,500               32,887

  First Republic Bank *!                           835,800               16,708

  Glacier Bancorp                                  586,400               13,822

  Silicon Valley Bancshares *                      743,000      $        13,560

  Southwest Bancorp *                              300,000                8,643

  Texas Regional Bancshares, Class A               844,700               30,021

  UCBH Holdings                                    500,000               21,225

  Wintrust Financial                               350,000               10,962

                                                                        183,823


  Diversified Financials 1.8%

  Allied Capital                                 1,300,000               28,379

  American Capital Strategies                      450,000                9,715

  Capital Southwest                                 80,000                4,017

  Gladstone Capital                                150,000                2,470

  Sanders Morris Harris Group                      193,900                1,695

                                                                         46,276


  Insurance 7.1%

  Brown and Brown                                1,850,000               59,792

  Hilb Rogal and Hamilton                          100,000                4,090

  Horace Mann Educators                            400,000                6,132

  Hub International                                421,200                5,404

  Markel *                                         121,800               25,030

  MaxRe Capital                                  1,000,000               11,020

  Midland                                          539,004               10,241

  Ohio Casualty *                                  554,100                7,176

  ProAssurance *!                                1,479,700               31,074

  Scottish Annuity & Life                          340,200                5,936

  Triad Guaranty *                                 413,000               15,223

                                                                        181,118


  Real Estate 8.3%

  Bedford Property Investors, REIT !               959,900               24,660

  EastGroup Properties, REIT                       225,000                5,738

  Gables Residential Trust, REIT                   950,000               23,683

  Glenborough Realty Trust, REIT                 1,022,200               18,216

  Innkeepers USA, REIT !                         1,923,100               14,731

  Kilroy Realty, REIT                            1,215,900               28,026

  LaSalle Hotel Properties, REIT                   717,700               10,048

  National Health Realty, REIT !                   650,000                9,490

  Sun Communities, REIT !                        1,011,500               36,991

  Trammell Crow *                                1,500,000               13,500

  Washington, REIT                               1,010,800               25,775

                                                                        210,858

  Total Financials                                                      622,075


  HEALTH CARE 4.4%

  Biotechnology 1.5%

  Deltagen *                                       348,500      $           167

  Diversa *                                      1,364,900               12,352

  Exelixis *                                     1,700,000               13,600

  Neurocrine Biosciences *                         125,000                5,708

  NPS Pharmaceuticals *                            200,000                5,034

  Strategic Diagnostics *                          775,000                2,558

                                                                         39,419


  Health Care Equipment & Supplies 1.3%

  Arrow International                              453,300               18,436

  Atrion *!                                        175,000                3,937

  IRIDEX *!                                        350,000                1,015

  Quidel *!                                      1,586,100                5,502

  Sonic Innovations *!                           1,000,000                3,810

                                                                         32,700


  Health Care Providers & Services 1.2%

  Capital Senior Living *!                       1,164,700                2,970

  Owens & Minor                                  1,374,700               22,573

  Radiologix *                                     650,000                1,501

  SRI Surgical Express *!                          400,000                2,268

                                                                         29,312


  Pharmaceuticals 0.4%

  Bone Care International *!                       843,500                8,207

  Guilford Pharmaceuticals *                       675,000                2,687

                                                                         10,894

  Total Health Care                                                     112,325


  INDUSTRIALS & BUSINESS SERVICES 20.8%

  Aerospace & Defense 0.3%

  EDO !                                            211,700                4,399

  TransTechnology *!                               450,000                4,716

                                                                          9,115


  Air Freight & Logistics 0.6%

  Hub Group, Class A *!                            377,600                1,813

  UTi Worldwide                                    569,000               14,936

                                                                         16,749


  Airlines 0.4%

  Frontier Airlines *                            1,150,000      $         7,774

  Hawaiian Airlines *                              428,322                  874

  Midwest Express Holdings *                       300,800                1,609

                                                                         10,257


  Commercial Services & Supplies 7.6%

  Casella Waste Systems, Class A *!              1,481,700               13,172

  Central Parking                                  350,000                6,601

  CompX International !                            416,800                3,489

  Electro Rent *!                                2,005,400               24,307

  FTI Consulting *                               1,000,000               40,150

  G&K Services, Class A                            511,200               18,097

  Intergrated Water Resources *                    200,000                   70

  Ionics *                                         150,000                3,420

  Landauer !                                       556,600               19,342

  Layne Christensen *!                             608,000                4,986

  McGrath RentCorp !                               711,300               16,531

  RemedyTemp Inc., Class A *                       338,100                4,733

  Right Management Consultants *!                1,590,000               21,067

  Tetra Tech *                                   1,000,000               12,200

  Waste Connections *                              175,000                6,757

  Waterlink *!                                   1,166,350                   96

                                                                        195,018


  Construction & Engineering 1.1%

  Corrpro Companies *!                             650,000                  325

  Insituform Technologies, Class A *!            1,571,400               26,792

                                                                         27,117


  Electrical Equipment 2.4%

  C&D Technologies                               1,100,000               19,437

  Franklin Electric                                409,600               19,665

  Genlyte Group *                                  125,000                3,895

  Penn Engineering & Manufacturing !               543,600                5,789

  Penn Engineering & Manufacturing,
  Class A !                                        315,000                3,528

  Woodward Governor                                200,000                8,700

                                                                         61,014


  Industrial Conglomerates 1.3%

  Lydall *!                                      1,250,000               14,188

  Raven Industries !                               525,000               18,085

                                                                         32,273


  Machinery 3.4%

  3D Systems *!                                  1,032,000      $         8,050

  Alamo Group                                      373,400                4,574

  Badger Meter                                     141,400                4,539

  BHA Group, Class A *!                            625,000               10,719

  IDEX                                              25,000                  818

  Joy Global *                                     175,000                1,971

  Nordson                                          510,600               12,678

  Oshkosh Truck, Class B                           200,000               12,300

  Thomas Industries !                              925,000               24,105

  Velcro Industries                                701,900                6,422

                                                                         86,176


  Marine 0.9%

  International Shipholding *!                     695,000                4,239

  Kirby Corporation *                              100,000                2,739

  Overseas Shipholding Group                       864,800               15,480

                                                                         22,458


  Road & Rail 2.4%

  Dollar Thrifty Auto Group *                      850,000               17,978

  Landstar Systems *                               711,900               41,546

  Transport Corp of America *!                     530,000                2,597

                                                                         62,121


  Trading Companies & Distributors 0.4%

  Aceto !                                          575,000                9,183

                                                                          9,183

  Total Industrials & Business Services                                 531,481


  INFORMATION TECHNOLOGY 8.8%

  Communications Equipment 1.2%

  Cable Design Technologies *                    2,046,300               12,073

  Comarco *!                                       575,500                4,978

  Ixia *                                         1,300,000                4,745

  Netsolve *!                                      594,279                4,011

  Packeteer *                                      661,200                4,536

                                                                         30,343


  Computer Peripherals 0.3%

  SBS Technologies *                               200,000                1,832

  Synaptics *                                      725,000                5,510

                                                                          7,342


  Electronic Equipment & Instruments 3.0%

  Analogic                                         550,000      $        27,658

  FLIR Systems *                                   260,000               12,688

  K-Tron *!                                        256,323                3,332

  Littelfuse *                                     374,200                6,309

  LSI Industries                                   486,200                6,734

  Methode Electronics, Class A                     450,000                4,937

  Planar Systems *                                 500,000               10,315

  Richardson Electronics !                         726,500                6,292

                                                                         78,265


  Internet Software & Services 0.9%

  MatrixOne *                                      675,000                2,903

  Netegrity *                                      845,800                2,751

  OneSource Information Services *                 550,000                4,235

  Stellent *                                       539,400                2,394

  Websense *                                       525,000               11,215

                                                                         23,498


  IT Consulting & Services 0.8%

  Analysts International *                         600,000                1,188

  Keane *                                        1,000,000                8,990

  MPS Group *                                    1,800,000                9,972

                                                                         20,150


  Semiconductor Equipment & Products 1.7%

  Advanced Power Technology *!                     750,000                2,437

  ATMI *                                           610,900               11,314

  California Micro Devices *!                      900,000                4,095

  California Micro Devices *+!_                    150,000                  614

  California Micro Devices, Warrants *+_            37,500                    7

  Entegris *                                       500,000                5,150

  Exar *                                           379,600                4,707

  Helix Technology                                 550,000                6,160

  Mykrolis *                                     1,150,000                8,395

                                                                         42,879


  Software 0.9%

  Catapult Communications *                        355,000                4,242

  ebix.com *                                        90,000                  234

  Progress Software *                              420,300                5,443

  Speechworks International *                    1,000,000                2,780

  SPSS *                                           417,900      $         5,846

  Vastera *                                        875,000                4,945

                                                                         23,490

  Total Information Technology                                          225,967


  MATERIALS 6.9%

  Chemicals 2.0%

  Airgas *                                         324,700                5,601

  American Vanguard !                              300,001                6,636

  Arch Chemicals                                   438,200                7,997

  Lesco *                                          400,000                5,572

  MacDermid                                        181,500                4,147

  Material Sciences *                              600,000                7,764

  Minerals Technologies                            100,000                4,315

  Symyx Technologies *                             484,300                6,098


  Valley National Gases *!                         700,000                3,990

                                                                         52,120


  Construction Materials 1.2%

  Ameron International !                           253,600               13,986

  Florida Rock Industries                          432,800               16,468

                                                                         30,454


  Containers & Packaging 0.5%

  Applied Extrusion Technologies *!              1,100,000                2,200

  BWAY *                                           100,000                1,978

  Myers Industries                                 415,300                4,444

  Peak International Limited *!                  1,000,000                3,790

                                                                         12,412


  Metals & Mining 1.4%

  Carpenter Technology                             810,000               10,084

  Cleveland-Cliffs *                               300,000                5,955

  Cold Metal Products *!                           400,000                  160

  Gibraltar Steel                                  788,200               15,007

  Gold Fields (ZAR)                                200,000                2,796

  Synalloy *!                                      400,000                1,680

                                                                         35,682


  Paper & Forest Products 1.8%

  Buckeye Technologies *                           800,000      $         4,920

  Deltic Timber !                                  659,900               17,619

  Potlatch                                         600,000               14,328

  Wausau-Mosinee Paper                             878,300                9,855

                                                                         46,722

  Total Materials                                                       177,390


  TELECOMMUNICATION SERVICES 0.1%

  Diversified Telecommunication Services 0.1%

  Hickory Technology                               130,200                1,241

  Total Telecommunication Services                                        1,241


  TRUSTS & MUTUAL FUNDS 0.8%

  Trusts & Mutual Funds 0.8%

  First Financial Fund                             670,000                8,891

  iShares Russell 2000 Value                       100,000               11,150

  Total Trusts & Mutual Funds                                            20,041


  UTILITIES 2.5%

  Electric Utilities 1.9%

  Black Hills                                      709,900               18,827

  Cleco                                            989,800               13,857

  Otter Tail                                       558,500               15,024

                                                                         47,708


  Multi-Utilities & Unregulated Power 0.5%

  Vectren                                          511,400               11,762

                                                                         11,762


  Water Utilities 0.1%

  Southwest Water                                  262,600                3,479

  Western Water *!                                 664,500                  123

                                                                          3,602

  Total Utilities                                                        63,072


  Total Miscellaneous Common Stocks 0.7%                                 19,087

  Total Common Stocks & Warrants
  (Cost $2,042,157)                                                   2,395,455


  Convertible Preferred Stocks 0.1%

  Central Parking Finance Trust, 5.25%              90,400      $         1,390

  Western Water, Series C ,0% *!_                    2,259                   24

  Total Convertible Preferred Stocks
  (Cost $3,278)                                                           1,414


  Convertible Bonds 0.8%

  Champps Entertainment, 5.50%, 12/1/07 !_       4,000,000                4,313

  CNet, 5.00%, 3/1/06 !                         10,000,000                6,574

  EDO, 5.25%, 4/15/07 !                          3,000,000                3,107


  ONI Systems, 5.00%, 10/15/05                   2,500,000                2,242

  Richardson Electronics
     7.25%, 12/15/06 !                           4,675,000                3,705

  Total Convertible Bonds (Cost $19,633)                                 19,941


  Corporate Bonds 0.4%

  BWAY, Sr. Sub. Notes, 10.25%, 4/15/07          2,000,000                2,100

  Packaged Ice, Series B, Sr. Sub.
  Notes, 9.75%, 2/1/05 !                         5,000,000                3,900

  Paxson Communications

  Sr. Sub. Notes

     10.75%, 7/15/08                             3,000,000                2,940

     STEP, 0%, 1/15/09                           2,325,000                1,453

  Total Corporate Bonds (Cost $10,793)                                   10,393

  Short-Term Investments 5.2%

  Money Market Funds 5.1%

  T. Rowe Price Reserve
  Investment Fund, 1.53% #                     129,478,535              129,479

                                                                        129,479


  U.S. Treasury Obligations 0.1%

  U.S. Treasury Bills, 1.24%, 6/19/03 **         2,800,000                2,784

  U.S. Treasury Bills, 1.65%, 1/23/03 **           750,000                  749

                                                                          3,533

  Total Short-Term Investments
  (Cost $133,012)                                                       133,012

  Total Investments in Securities

  100.3% of Net Assets (Cost $2,208,873)                        $     2,560,215


Futures Contracts

                    Contract       Unrealized
                  Expiration            Value      Gain (Loss)
--------------------------------------------------------------------------------
                                         In thousands

Long, 220 Russell
2000 Index contracts,
$2,789,500 of U.S.
Treasury Bills
pledged as initial
margin                  3/03      $    42,152      $      (807)

Net payments (receipts)
of variation
margin to date                                             829

Variation margin
receivable (payable)
on open futures
contracts                                                                    22

Other Assets Less
Liabilities                                                              (6,508)

NET ASSETS                                                          $ 2,553,729
                                                                    -----------

#    Seven-day yield
*    Non-income producing
** All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2002 - See Note 2.
!    Affiliated company, as defined by the Investment Company Act of 1940 - See
     Note 2. _ Security valued by the Fund's Board of Directors
+ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules; the total of such securities at period-end amounts to $621 and represents 0.0% of net assets.
ADR  American Depository Receipts
REIT Real Estate Investment Trust
STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
ZAR  South African rand


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
                                                              December 31, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Investments in securities, at value

  Affiliated companies
  (cost $708,964)                                          $  788,387

  Other companies
  (cost $ 1,499,909)                                        1,771,828

Total investments in securities                             2,560,215

Other assets                                                    8,992

Total assets                                                2,569,207
Liabilities

Total liabilities                                              15,478

NET ASSETS                                                 $2,553,729
                                                           ----------

Net Assets Consist of:

Undistributed net investment income (loss)                 $       56

Undistributed net realized gain (loss)                         17,782

Net unrealized gain (loss)                                    350,535

Paid-in-capital applicable to 116,442,312 shares of

$0.01 par value capital stock outstanding;

1,000,000,000 shares authorized                             2,185,356

NET ASSETS                                                 $2,553,729
                                                           ----------

NET ASSET VALUE PER SHARE

Small-Cap Value shares

($2,394,698,569/109,168,516 shares outstanding)            $    21.94

Small-Cap Value-Advisor Class shares

($159,030,054/7,273,796 shares outstanding)                $    21.86


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)

Income

  Dividend                                                 $   31,863

  Interest                                                      7,509

  Total income                                                 39,372

Expenses

  Investment management                                        17,130

  Shareholder servicing

     Small-Cap Value shares                                     4,603

     Small-Cap Value-Advisor Class shares                          85

Prospectus and shareholder reports

     Small-Cap Value shares                                       230

     Small-Cap Value-Advisor Class shares                          14

  Distribution - Small-Cap Value-Advisor Class shares             219

  Custody and accounting                                          200

  Registration                                                    173

  Proxy and annual meeting                                         39

  Legal and audit                                                  35

  Directors                                                        19

  Miscellaneous                                                    20

  Total expenses                                               22,767

  Expenses paid indirectly                                       (123)

  Net expenses                                                 22,644

Net investment income (loss)                                   16,728

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                   47,808

  Futures                                                     (15,607)

  Foreign currency transactions                                   (23)

  Net realized gain (loss)                                     32,178

Change in net unrealized gain (loss)

  Securities                                                 (167,084)

  Futures                                                      (1,739)

Change in net unrealized gain (loss)                         (168,823)

Net realized and unrealized gain (loss)                      (136,645)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $ (119,917)
                                                           ----------


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $        16,728      $        14,989

  Net realized gain (loss)                          32,178               53,065

  Change in net unrealized
  gain (loss)                                     (168,823)             256,310

  Increase (decrease) in net assets
  from operations                                 (119,917)             324,364

Distributions to shareholders

  Net investment income

     Small-Cap Value shares                        (15,128)             (14,524)

     Small-Cap Value-Advisor Class shares             (997)                (168)

  Net realized gain

     Small-Cap Value shares                        (19,447)             (40,983)

     Small-Cap Value-Advisor Class shares           (1,282)                (473)

  Decrease in net assets from distributions        (36,854)             (56,148)

Capital share transactions *

  Shares sold

     Small-Cap Value shares                      1,229,724              713,779

     Small-Cap Value-Advisor Class shares          163,708               25,637

  Distributions reinvested

     Small-Cap Value shares                         32,700               52,082

     Small-Cap Value-Advisor Class shares            2,262                  619

  Shares redeemed

     Small-Cap Value shares                       (735,378)            (381,681)

     Small-Cap Value-Advisor Class shares          (20,980)              (3,870)

  Redemption fees received

     Small-Cap Value shares                          1,135                  427

  Increase (decrease) in net assets from
  capital share transactions                       673,171              406,993

Net Assets

Increase (decrease) during period                  516,400              675,209

Beginning of period                              2,037,329            1,362,120

End of period                              $     2,553,729      $     2,037,329
                                           ---------------      ---------------

--------------------------------------------------------------------------------


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

*Share information
  Shares sold
     Small-Cap Value shares                         50,979               33,401

     Small-Cap Value-Advisor Class shares            6,996                1,197

  Distributions reinvested

     Small-Cap Value shares                          1,500                2,403

     Small-Cap Value-Advisor Class shares              104                   29

  Shares redeemed

     Small-Cap Value shares                        (32,086)             (18,130)

     Small-Cap Value-Advisor Class shares             (944)                (182)

  Increase (decrease) in shares outstanding         26,549               18,718
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: Small-Cap Value Fund, offered since June 30, 1988, and Small-Cap Value Fund-Advisor Class (Advisor Class), which was first offered on March 31, 2000. Advisor Class shares are sold only through brokers and other financial intermediaries that are compensated by the class for distribution and certain services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Class Accounting The Advisor Class pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $115,000 and $8,000, respectively, for the year ended December 31, 2002.

     Redemption Fees A 1.0% fee is assessed on redemptions of fund shares held less than 1 year. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended December 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At December 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $788,387,000 (30.8%). For the year then ended, $9,867,000 (31.0%)
     of dividend income, $2,243,000 (29.9%) of interest income, and $37,830,000 (117.6%) of net realized gain reflected on the accompanying Statement of Operations resulted from transactions with affiliated companies.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $963,963,000 and $284,573,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:
--------------------------------------------------------------------------------

     Ordinary income                                       $18,429,000

     Long-term capital gain                                 18,425,000

     Total distributions                                   $36,854,000
                                                           -----------


     At December 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

     Unrealized appreciation                               $663,105,000

     Unrealized depreciation                               (311,800,000)

     Net unrealized appreciation (depreciation)             351,305,000

     Undistributed ordinary income                               88,000

     Undistributed long-term capital gain                    16,980,000

     Paid-in capital                                      2,185,356,000

     Net assets                                          $2,553,729,000
                                                         --------------

     Federal income tax regulations require the fund to treat the gain/loss on certain open futures contracts as realized on the last day of the tax year; accordingly, $807,000 of unrealized losses reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2002.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

     Undistributed net investment income                   $ (844,000)

     Undistributed net realized gain                       (6,865,000)

     Paid-in capital                                         7,709,000


     At December 31, 2002, the cost of investments for federal income tax purposes was $2,208,103,000.
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee.

     The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $1,467,000.

     The manager has agreed to bear any expenses through December 31, 2003, which would cause the Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2005, the Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Small-Cap Value class. Expenses incurred pursuant to these service agreements totaled $3,596,000 for the year ended December 31, 2002, of which $365,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $4,477,000 and are reflected as interest income in the accompanying Statement of Operations


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Value Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Value Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

     o    $3,224,000 from short-term capital gains,

     o $24,370,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $17,649,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. Independent Directors


Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1994
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1994
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1994
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1988
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1988
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

John H. Laporte
(7/26/45)
1994
[15]
Director and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1988
[105]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Small-Cap Value Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1997
[105]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

* Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Preston G. Athey (7/17/49)
President, Small-Cap Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Small-Cap Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Hugh M. Evans III (5/17/66)
Vice President, Small-Cap Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Francies W. Hawks (2/2/44)
Assistant Vice President, Small-Cap Value Fund
Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Small-Cap Value Fund

Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Susan J. Klein (4/18/50)
Vice President, Small-Cap Value Fund
Vice President, T. Rowe Price
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62)
Vice President, Small-Cap Value Fund
Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Small-Cap Value Fund
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Gregory A. McCrickard (10/19/58)
Vice President, Small-Cap Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Small-Cap Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph M. Milano (9/14/72)
Vice President, Small-Cap Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Charles G. Pepin (4/23/66)
Vice President, Small-Cap Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David J. Wallack (7/2/60)
Vice President, Small-Cap Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.


          Insights. Educational reports on investment strategies and markets. Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010

BLENDED ASSET FUNDS
(continued)
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T, Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29170    F46-050  12/31/02